UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 6, 2010
Erie Indemnity Company
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (814)870-2000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
The information included in this Form 8-K presents the December 31, 2009 and 2008 consolidated financial statements, related footnote disclosures and management’s discussion and analysis of Erie Indemnity Company (“Indemnity”) prepared in conformity with the new guidance in ASC 810, Consolidation, which became effective January 1, 2010. The consolidated financial statements of Erie Indemnity Company reflect the combined results of Indemnity and its variable interest entity, the Exchange.
Under the new guidance, Erie Indemnity Company (“Indemnity”) is deemed to be the primary beneficiary of Erie Insurance Exchange (“Exchange”) given the significance of the management fee to the Exchange and because Indemnity has the power to direct the activities of the Exchange that most significantly impact the Exchange’s economic performance. Prior to adoption of the new guidance, Indemnity was not deemed the primary beneficiary of the Exchange, and its financial position and operating results were not consolidated with Indemnity’s. Following adoption of the new guidance, as primary beneficiary of the Exchange, Erie Indemnity Company has consolidated Indemnity and the Exchange’s financial position and operating results. Furthermore, upon consolidation of the Exchange, 100% of the ownership of Erie Family Life Insurance Company (“EFL”) resides within the consolidated entity and consequently EFL’s financial results are also consolidated. The financial statements and notes to the financial statements presented herein have all been adjusted to reflect the retrospective adoption of the new accounting principle.
The Exchange’s equity has been shown as noncontrolling interest in the consolidated statements. Indemnity’s net income, assets, liabilities and shareholders’ equity was unchanged by this change in presentation.
As a result of consolidating the Exchange’s results with Indemnity’s, we have increased the number of reportable segments from three to four. Specifically, the segments are management operations, property and casualty insurance operations, life insurance operations and investment operations.
The attached exhibits provide the Consolidated Financial Statements resulting from these changes. Exhibit 99.1 contains management’s discussion and analysis, and the complete set of audited consolidated financial statements and related footnotes from Indemnity’s 2009 Form 10-K for the years ended December 31, 2009 and 2008, that have been recasted to conform to the new consolidation presentation. These financial statements, conformed for the required changes, will become our historical financial statements. We have also included in Exhibit 99.1 an updated Controls and Procedures section previously filed under Item 9A.
Item 9.01 Financial Statements and Exhibits.
Exhibits
99.1 Audited consolidated financial statements and accompanying footnote disclosures of Erie Indemnity Company for the fiscal years ended December 31, 2009 and 2008 conformed to reflect the amended guidance in ASC 810 Consolidation, which became effective January 1, 2010. Also included is the independent auditors’ report dual dated as of February 25, 2010 and May 6, 2010. Management’s Discussion and Analysis of Results of Operation for the fiscal year ended December 31, 2009 conformed to reflect these changes and the Controls and Procedures item.
99.2 Consent of Ernst &Young LLP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company
May 6, 2010	By:	/s/ Marcia A. Dall
		Name:	Marcia A. Dall
		Title:	Executive Vice President and CFO